UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Cook Street Suite 400, Denver, Colorado 80206

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 10, 2012, StarTek, Inc. (the “Company”) issued a press release reporting its earnings for its quarter ended March 31, 2012 and posted a Financial Scorecard as of March 31, 2012 to its website.  A copy of the press release is attached as Exhibit 99.1, and a copy of the Financial Scorecard is attached as Exhibit 99.2, to this Current Report on Form 8-K.  This press release and Financial Scorecard shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 7, 2012, the Company held its 2012 Annual Meeting of Stockholders.  At the Annual Meeting, the stockholders elected five nominees to serve on the Board of Directors, ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012, approved the addition of 100,000 shares to the Company’s Employee Stock Purchase Plan, and approved by non-binding vote the compensation of the Company’s named executive officers.  The final voting results for each of these matters are set forth below:

1.              Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Against	Abstain
Dr. Ed Zschau	10,452,571	66,907	7,211
Jack D. Plating	10,453,757	63,747	9,131
Robert Sheft	10,456,057	61,447	9,131
Benjamin L. Rosenzweig	10,453,112	63,392	10,131
Chad A. Carlson	10,449,327	69,697	7,611

There were 3,714,625 broker non-votes on the proposal for election of directors.

2.              Ratification of Appointment of Independent Registered Public Accounting Firm:

A total of 14,209,557 shares voted for, 21,528 shares voted against and 10,175 shares abstained from voting.  There were no broker non-votes on this matter.

3.              Amendment of the Company’s Employee Stock Purchase Plan:

A total of 10,167,541 shares voted for, 353,783 shares voted against and 5,311 shares abstained from voting.  There were 3,714,625 broker non-votes on this matter.

4.              Approval by Non-Binding Vote the Compensation of Named Executive Officers:

A total of 10,436,135 shares voted for, 79,138 shares voted against and 11,362 shares abstained from voting.  There were 3,714,625 broker non-votes on this matter.

Item 9.01  Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit Number	Description
99.1	Press Release dated May 10, 2012
99.2	Financial Scorecard as of March 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: May 10, 2012	By:	/s/ Dave M. Gomez
Dave M. Gomez
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 10, 2012
99.2	Financial Scorecard as of March 31, 2012